Exhibit (a)(iv) under Form N-1A
                                            Exhibit 3(i) under Item 601/Reg. S-K



                     MONEY MARKET OBLIGATIONS TRUST

                            Amendment No. 21
                                 to the
                           Amended & Restated
                          DECLARATION OF TRUST

                          Dated October 6, 1989


THIS Declaration of Trust is amended as follows:

A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

      Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the Trustees set forth in
      Article XII, Section 8, inter alia, to establish and designate any additional series or class or to modify the rights and preferences of any existing Series or Class, the initial series and classes shall be, and are established and designated as:

                      Alabama Municipal Cash Trust
                      Arizona Municipal Cash Trust
                      Institutional Service Shares
                     Automated Cash Management Trust
                             Cash II Shares
                      Institutional Service Shares
                   Automated Government Cash Reserves
                    Automated Government Money Trust
                    Automated Treasury Cash Reserves
                     California Municipal Cash Trust
                             Cash II Shares
                      Institutional Service Shares
                          Institutional Shares
                    Connecticut Municipal Cash Trust
                      Institutional Service Shares
                         Federated Master Trust
               Federated Short-Term U.S. Government Trust
                        Federated Tax-Free Trust
                      Florida Municipal Cash Trust
                             Cash II Shares
                          Institutional Shares
                      Georgia Municipal Cash Trust
                       Government Obligations Fund
                          Institutional Shares
                      Institutional Service Shares
                              Trust Shares
                 Government Obligations Tax Managed Fund
                          Institutional Shares
                      Institutional Service Shares
               Liberty U.S. Government Money Market Trust
                             Class A Shares
                             Class B Shares
                            Liquid Cash Trust
                      Maryland Municipal Cash Trust
                   Massachusetts Municipal Cash Trust
                            Galaxy BKB Shares
                      Institutional Service Shares
                      Michigan Municipal Cash Trust
                      Institutional Service Shares
                          Institutional Shares
                     Minnesota Municipal Cash Trust
                           Cash Series Shares
                          Institutional Shares
                         Money Market Management
                           Money Market Trust
                       Municipal Obligations Fund
                      Institutional Capital Shares
                      Institutional Service Shares
                          Institutional Shares
                     New Jersey Municipal Cash Trust
                      Institutional Service Shares
                          Institutional Shares
                      New York Municipal Cash Trust
                             Cash II Shares
                      Institutional Service Shares
                   North Carolina Municipal Cash Trust
                        Ohio Municipal Cash Trust
                             Cash II Shares
                      Institutional Service Shares
                          Institutional Shares
                    Pennsylvania Municipal Cash Trust
                           Cash Series Shares
                      Institutional Service Shares
                          Institutional Shares
                       Prime Cash Obligations Fund
                      Institutional Capital Shares
                      Institutional Service Shares
                          Institutional Shares
                    Prime Management Obligations Fund
                          Institutional Shares
                         Prime Obligations Fund
                          Institutional Shares
                      Institutional Service Shares
                              Trust Shares
                      Prime Value Obligations Fund
                      Institutional Capital Shares
                      Institutional Service Shares
                          Institutional Shares
                       Tax-Free Instruments Trust
                      Institutional Service Shares
                            Investment Shares
                        Tax-Free Obligations Fund
                          Institutional Shares
                      Institutional Service Shares
                        Treasury Obligations Fund
                          Institutional Shares
                      Institutional Service Shares
                      Institutional Capital Shares
                              Trust Shares
                   Trust for Government Cash Reserves
             Trust for Short-Term U.S. Government Securities
                   Trust for U.S. Treasury Obligations
                       U.S. Treasury Cash Reserves
                      Institutional Service Shares
                          Institutional Shares
                      Virginia Municipal Cash Trust
                      Institutional Service Shares
                          Institutional Shares

            The undersigned, Executive Vice President, hereby certifies that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 14th day of May, 2004.

      WITNESS the due execution hereof this 14th day of May, 2004.


                                    /s/ J. Christopher Donahue
                                    J. Christopher Donahue
                                    Executive Vice President